SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 23, 2007
                                        -----------------
                        (Date of earliest event reported)


                               DIRECT INSITE CORP.
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                      0-20660                     11-2895590
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 (State or other               (Commission                  (IRS Employer
 jurisdiction of                File Number)                 Identification
 incorporation)                                                 Number)


                       80 Orville Drive, Bohemia, NY   11716
                       -----------------------------   -----
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (631) 873-2900
                                                           --------------


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory
            Arrangements of Certain Officers


     On December 23, 2007, the Company entered into an amendment to the Services Agreement with its Chief Financial Officer, Michael J. Beecher, for a term ending on December 31, 2009. The agreement calls for compensation of $14,583 per month, and the granting of 2,500 shares of restricted common stock per month commencing on December 1, 2007 and ending on December 31, 2009. The agreement further provides for certain severance benefits in the event of termination prior to the expiration date.



Item 9.01   Financial Statements and Exhibits


            10.1 Services Agreement effective as of December 23, 2007 between Direct Insite Corp. and Michael J. Beecher.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       DIRECT INSITE CORP.

                                       By: /s/ Matthew E. Oakes
                                           ------------------------------------
                                           Matthew E. Oakes
                                           Executive Vice President and
                                           Chief Operating Officer

Dated:   January 9, 2008